UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005

Kmart Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50278	32-0073116

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 West Big Beaver Road, Troy, Michigan	48084

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 463-1000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 7.01 Regulation FD Disclosure.

     On January 3, 2005, Kmart Holding Corporation issued a press release announcing expected profits for the first two months of the fourth quarter of its fiscal year ending on January 26, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued on January 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMART HOLDING CORPORATION
Date: January 3, 2005

	By:	/s/ James F. Gooch

	Name:	James F. Gooch
	Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on January 3, 2005.